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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): January 20, 2000

                                IMH ASSETS CORP.
(as depositor under a Series 2000-1 Indenture dated as of January 28, 2000, providing for, among other things, the issuance of Collateralized Asset-Backed Bonds Series 2000-1)




                                IMH ASSETS CORP.
               --------------------------------------------------
               (Exact name of Issuer as specified in its charter)



           DELAWARE                  333-60707                33-0705301
----------------------------        -----------          ----------------------
(State or Other Jurisdiction        (Commission          (I.R.S. Employer
of Incorporation)                   File Number)         Identification No.)


            1401 Dove Street
            Newport Beach, California                    92660
            ---------------------                     ----------
            (Address of Principal                     (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code, is (949) 475-3600

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



Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

         For a description of the Bonds and the Mortgage Pool, refer to the Indenture.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:



                   ITEM 601(A) OF
                   REGULATION S-K
EXHIBIT NO.        EXHIBIT NO.                       DESCRIPTION
-----------        -----------                       -----------
    1                  99                 Computational Materials--
                                          Computational Materials (as defined in
                                          Item 5) that have been provided by the
                                          Underwriter to certain prospective
                                          purchasers of the IMH Assets Corp.
                                          Collateralized Asset-Backed Bonds,
                                          Series 2000-1 (filed in paper pursuant
                                          to the automatic SEC exemption
                                          pursuant to Release 33-7427, August 7,
                                          1997)

Item 5.  Other Events.

         On or about January 28, 2000, the Registrant will cause the issuance and sale of $398,170,504 (approximate; subject to variance and upsize as noted in the Computational Materials (as defined below)) initial principal amount of Collateralized Asset-Backed Bonds, Series 2000-1 (collectively, the "Bonds") pursuant to an Indenture, to be dated as of January 28, 2000, between Impac CMB Trust Series 2000-1, as issuer, and Norwest Bank Minnesota, National Association, as indenture trustee.

         In connection with the sale of the Series 2000-1 Bonds (collectively, the "Underwritten Bonds"), the Registrant has been advised by Countrywide Securities Corporation (the "Underwriter"), that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Bonds following the effective date of Registration Statement No. 333-60707, which Computational Materials are being filed as exhibits to this report.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Underwritten Bonds and by any other information subsequently filed with the Securities and Exchange Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

         In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Bonds (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Bonds might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Bonds.

                                    SIGNATURE
                                    ---------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 IMH ASSETS CORP.


                                                 By: /s/ Lisa Duehring
                                                    ----------------------
                                                 Name:   Lisa Duehring
                                                 Title:  Vice President


Dated: January 20, 2000

                                  EXHIBIT INDEX
                                  -------------


                        Item 601 (a) of        Sequentially
      Exhibit           Regulation S-K         Numbered
      Number            Exhibit No.            Description               Page
      ------            -----------            -----------               ----

      1                    99                  Computational Materials   6